UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 11, 2008
Date of Report (Date of earliest event reported)
lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33608 (Commission File Number)	20-3842867 (IRS Employer Identification No.)

2285 Clark Drive Vancouver, British Columbia Canada, V5N 3G9 (Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (604) 732-6124

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On September 11, 2008, lululemon athletica inc. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter ended August 3, 2008 and certain other information. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As previously announced, the Company has scheduled a conference call for 9:00 a.m. EST on September 11, 2008 to discuss financial results.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release entitled “lululemon athletica inc. Announces Second Quarter Fiscal 2008 Results”, issued by the Company on September 11, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.
Dated: September 11, 2008	/s/ John E. Currie
John E. Currie
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “lululemon athletica inc. Announces Second Quarter Fiscal 2008 Results”, issued by the Company on September 11, 2008.